EXHIBIT 10.42

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 4, 2015, between H y H Investments, Sociedad Anonima (the “Seller”) and Elite Data Services Inc. (the “Purchaser” which shall include its assigns).

WHEREAS, the Seller is the legal owner of all of the outstanding shares of El Mar Muerto Beauty Mineral, Sociedad Anonima (hereafter “EMBM”) a Honduras corporation, whose sole assets consist of a license to operate gaming machines in the following distributions: eighty (80) slot machines in the cities of La Lima, Cortes; eighty (80) slot machines in the cities of Trujillo, Colon; and One Hundred and Sixty (160) slot machines in Roatan, the bay island of Honduras.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller all outstanding shares of EMBM.

WHEREAS, the Parties jointly warrant and represent that they have a pre-existing relationship prior to the date of this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

ARTICLE I: DEFINITIONS

1.1	Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Iowa are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

“Closing Date” means the Business Day when this Agreement has been executed and delivered by the applicable parties thereto, and all conditions precedent to the Purchaser’s obligations to pay the Purchase Price have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Execution Date" shall mean the day upon which the last party to this Agreement shall duly execute this Agreement;

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means a lien, charge, security interest, encumbrance, rights of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Promissory Note” means the promissory note in the form annexed hereto for the Purchase Price.

“Purchase Price” means Ten Million ($10,000,000) Dollars payable in the form of the Promissory Note.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means all of the outstanding securities EMBM to be sold to the Purchaser by the Seller pursuant to this Agreement, representing all the shares of EMBM.

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ARTICLE II: PURCHASE AND SALE

2.1 Closing. At the Closing, the Purchaser shall purchase from the Seller, and the Seller shall issue and sell to the Purchaser, the Shares. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Seller, or such other location as the parties shall mutually agree.

2.2	Closing Conditions.

a)	At the Closing the Seller shall deliver to the Purchaser: (i) this Agreement duly executed by the Seller; and (ii) certificate evidencing the Shares of EMBM.

b)	At the Closing the Purchaser shall deliver or cause to be delivered to the Seller: (i) this Agreement duly executed by the Purchaser; and (ii) the Purchase Price by execution of the Promissory Note.

c)

All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

d)

Upon closing of the transaction contemplated herein the Seller shall appoint as members of its Board of Directors Charles Rimlinger as Chief Executive Officer, and Sarah Myers as Secretary of the Company.

e)

The parties agree to work in good faith to ensure that the structure of the transactions contemplated in this Agreement are in compliance with the laws of Honduras, and will restructure this transaction as required to maintain such compliance.

ARTICLE III: REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties set forth below to the Purchaser:

(a)

Organization and Qualification. EMBM is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. EMBM is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. EMBM is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, (i) could not, individually or in the aggregate adversely affect the legality, validity or enforceability of this Agreement, (ii) has had or could not reasonably be expected to result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of EMBM, or (iii) could not, individually or in the aggregate, adversely impair the Seller’s ability to perform fully on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)

Authorization; Enforcement. The Seller and EMBM have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Seller and no further consent or action is required by the Seller other than Required Approvals. This Agreement has been (or upon delivery will be) duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity. The Seller is not in violation of any of the provisions of its certificate or articles of incorporation, by-laws or other organizational or charter documents.

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(c)	Investment Representations. The Seller warrants and represents that:

1.	The Seller is an accredited investor (as that term is defined in Rule 501(a)(1) of Regulation D of the 1933 Act;

2.	The Seller is sophisticated and experienced in acquiring the securities of small public companies;

3.	The Seller has reviewed the Purchaser’s Annual and Quarterly Reports filed with the SEC together with the audited financial statements contained therein;

4.	The Seller has had sufficient opportunity to review and evaluate the risks and uncertainties associated with Purchaser’s securities;

The Seller is acquiring the Promissory Note from the Purchaser for investment purposes only and not with a view to a distribution.

(d)

Restricted Security. Seller understands and acknowledges that the Promissory Note has not been, and when issued will not be, registered with the Securities and Exchange Commission. Seller warrants and represents that it has fully reviewed the restricted securities legend and the terms thereof with its financial, legal, investment, and business advisors and that it has not relied upon the Purchaser or any other person for any advice in connection with the the Promissory Note, this Agreement, or both of them.

(e)

Absence of Registration Rights. Seller understands and agrees that it is not acquiring and has not been granted any registration rights with respect to the Promissory Note. The Promissory Note is a restricted security and the Seller understands that there is no active trading market for the Common Stock of the Seller.

(f)

No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Seller’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Seller debt or otherwise) or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected; except in the case of each of clauses (ii) and (iii), such as has not had or could not reasonably be expected to result in a Material Adverse Effect.

(g)

Filings, Consents and Approvals. The Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement.

(h)

Shares. The Shares are duly authorized and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Seller other than restrictions on transfer provided for in this Agreement. Ownership. The Seller is the legal, beneficial and registered owner of the Shares, free and clear of any liens, security interests, charges or other encumbrances of any nature whatsoever. The Shares are validly issued, fully paid and non-assessable.

(i)

Capitalization. The capitalization of the Seller as of the date of this Agreement consists only of the Shaes issued and outstanding, and will remain as of the Closing Date. The Seller has not issued any capital stock since such date. There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Seller is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Shares will not obligate the Seller to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Seller securities to adjust the exercise, conversion, exchange or reset price under such securities.

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(j)

Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Seller, threatened against or affecting the Seller or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could reasonably be expected to result in a Material Adverse Effect. Neither the Seller, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that has had or could reasonably be expected to result in a Material Adverse Effect. The Seller does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Seller, there is not pending or contemplated, any investigation by the Commission involving the Seller or any current or former director or officer of the Seller that has had or could reasonably be expected to result in a Material Adverse Effect.

(k)

Labor Relations. No material labor dispute exists or, to the knowledge of the Seller, is imminent with respect to any of the employees of the Seller which has had or could reasonably be expected to result in a Material Adverse Effect. None of The Seller’s employees is a member of a union that relates to such employee’s relationship with the Seller, and the Seller is not a party to a collective bargaining agreement, and the Seller believes that its relationships with their employees are good. No officer, to the Knowledge of the Seller, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other Contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Seller to any liability with respect to any of the foregoing matters. The Seller is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

(l)

Compliance. The Seller is not: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Seller), nor has the Seller received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) that has had or could reasonably be expected to result in a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body that has had or could reasonably be expected to result in a Material Adverse Effect, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority that has had or could reasonably be expected to result in a Material Adverse Effect.

(m)

Regulatory Permits. EMBM possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and EMBM has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets. The Seller and EMBM have good and marketable title in fee simple to all real property owned by it that is material to the business of the Seller and EMBM and good and marketable title in all personal property owned by it that is material to the business of the Seller and EMBM, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Seller and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Seller is held by it under valid, subsisting and enforceable leases of which the Seller is in compliance, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(o)

Patents and Trademarks. The Seller has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its businesses and which the failure to so have has had or could reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Seller has not received a written notice that the Intellectual Property Rights used by the Seller violates or infringes upon the rights of any Person that has had or could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Seller, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that has had or could reasonably be expected to result in a Material Adverse Effect.

(p)	Insurance. The Seller maintains no insurance.

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(q)

Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Seller has not taken any action that would cause the Purchaser to be liable for any such fees or commissions.

(r)

Material Changes. Since December 31, 2014: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Seller has not incurred any liabilities (contingent or otherwise), (iii) the Seller has not altered its method of accounting, (iv) the Seller has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Seller has not issued any equity securities. Except for the issuance of the Shares contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Seller or its business, properties, operations or financial condition that would be required to be disclosed by the Seller.

(s)

Tax Status. The Seller and EMBM have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Seller know of no basis for any such claim. The Seller has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of the Seller’s and EMBM’s tax returns are presently being audited by any taxing authority.

(t)

Foreign Corrupt Practices. Neither the Seller, nor to the Knowledge of the Seller, any agent or other person acting on behalf of the Seller, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Seller (or made by any person acting on its behalf of which the Seller is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(u)

No Disagreements with Accountants and Lawyers. There are no disagreements of any kind, including but not limited to any disagreements regarding fees owed for services rendered, presently existing, or reasonably anticipated by the Seller to arise, between the Seller and EMBM and the accountants and lawyers formerly or presently employed by the Seller and EMBM, and the Seller and EMBM is current with respect to any fees owed to its accountants and lawyers.

(v)

Business Records and Due Diligence. Prior to the Closing, the Seller has delivered (or will deliver) to the Purchaser all records and documents relating to the Seller and EMBM, which the Seller possesses, including, without limitation, books, records, government filings, Tax Returns, Charter Documents, corporate records, stock records, consent decrees, orders, and correspondence, director and stockholder minutes, resolutions and written consents, stock ownership records, financial information and records, and other documents used in or associated with the Seller.

(u)	Contracts. Except as set forth on Schedule 3.1(x), the Seller is not a party to any Contracts.

(v)

No Undisclosed Liabilities. Except as otherwise disclosed in the Seller’ Financial Statements, the Seller has no other undisclosed liabilities whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise. The Seller represents that at the date of Closing, except as set forth on Schedule 3.1 (y) the Seller shall have no liabilities or obligations whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

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3.2	Representations and Warranties of the Purchaser. The Purchaser represents and warrants as of the date hereof and as of the Closing Date as follows:

(a)

Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement, to which it is party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Investment Intent. The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)

Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(d)

General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice, general solicitation or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)	Residence. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on the signature page hereto.

3.3	Representations and Warranties of the Seller. Seller represents and warrants to the Purchaser, and covenants for the benefit of the Purchaser, as follows:

(a)

Organization and Power. Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. Except for EMBM, the Seller has no direct or indirect subsidiaries.

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(b)

Due Authorization. This Agreement has been duly authorized, validly executed and delivered by the Seller and constitutes the valid and binding agreement and obligation of the Seller enforceable against the Seller in accordance with its respective terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally.

(c)

Validity. This Agreement has been validly executed and delivered by the Seller and is a valid and binding agreement and obligation of the Seller enforceable against the Seller in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally.

(d)

Ownership. The Seller is the legal, beneficial and registered owner of the Shares, free and clear of any liens, security interests, charges or other encumbrances of any nature whatsoever. The Shares are validly issued, fully paid and non-assessable.

(e)

No Conflict. The execution, delivery and performance by the Seller of this Agreement, and the consummation of the transactions contemplated hereby, will not (i) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligations or other agreements of the Sellers, or (ii) violate any provision of law applicable to the Seller.

(f)

Governmental Consents. No registration, filing with the consent or approval of, or other action by, any federal, state or other governmental authority, agency, regulatory body, third party or other Person is or will be required in connection with the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE IV: OTHER AGREEMENTS OF THE PARTIES

4.1

Officers and Directors. EMBM shall appoint to its Board of Directors: Charles Rimlinger as Chief Executive Officer, and Sarah Myers as Secretary. Both parties agree that this provision is subject to Honduran laws and shall be duly executed in accordance after closing has commenced.

4.2	Subsidiary. Upon the execution of this Agreement, EMBM will become a subsidiary of the Purchaser.

4.3

Termination. In the event the Purchaser does not tender payment under the Promissory Note, the Seller shall have the right to terminate this Agreement, unwind this transaction and assume ownership of EMBM Shares.

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ARTICLE V: MISCELLANEOUS

5.1

Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.2

Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:00 p.m. (Nevada time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 6:00 p.m. (Nevada time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4

Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Seller and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5

Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Seller may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Shares.

5.7

No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.

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5.8

Governing Law; Venue;. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of Honduras, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of municipals in the bay island of Roatan or Honduras for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9	Survival. The representations, warranties and covenants contained herein shall survive the Closing and delivery and/or exercise of the Shares, as applicable.

5.10

Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11

Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12

Cancellation of Option Agreement. This Agreement hereby supersedes and replaces that certain Purchase Option Agreement dated November 30, 2014, between the Purchaser and Seller, which is deemed null and void.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER

Elite Data Services, Inc.

By:	/s/ Charles Rimlinger
Charles Rimlinger, Title: Chief Executive Officer

Address for Notice:

4447 N. Central Expressway Ste 110-135 Dallas, TX 75205

SELLER H y H Investments, Sociedad Anonima

By:	/s/ Wilson Stevenson
Wilson Stevenson
Title: Owner

Address for Notice:
[RESERVED]

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